UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
April 26, 2006
Date of Report (Date of earliest event reported)
SOVEREIGN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-16581 (Commission File Number)	23-2453088 (IRS Employer Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania (Address of principal executive offices)	19102 (Zip Code)
(215) 557-4630
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
     On May 1, 2006, Sovereign Bancorp, Inc., a Pennsylvania corporation (the “Company”), filed a Statement With Respect to Shares (the “Statement”) with the Secretary of State of the Commonwealth of Pennsylvania for the purpose of amending its Articles of Incorporation to fix the designations, preferences, limitations and relative rights of its Series C Non-Cumulative Perpetual Preferred Stock, no par value per share and a liquidation preference of $25,000 per share (the “Preferred Stock”). A copy of the Statement is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
Item 8.01. Other Events.
     On May 1, 2006, the Company completed the issuance and sale of 8,000,000 depositary shares, with each depositary share representing a 1/1,000th ownership interest in a share of the Company’s Preferred Stock, which were registered pursuant to the Company’s registration statement on Form S-3 (SEC File No. 333-133514).
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits:
1.1	Underwriting Agreement, dated April 26, 2006, among Sovereign Bancorp, Inc., Citigroup Global Markets Inc., Bear Stearns & Co. Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters.

4.1	Statement With Respect to Shares of Sovereign Bancorp, Inc. with respect to Series C Non-Cumulative Perpetual Preferred Stock filed with the Secretary of State of the Commonwealth of Pennsylvania on May 1, 2006.

4.2	Form of certificate representing the Series C Non-Cumulative Perpetual Preferred Stock of Sovereign Bancorp, Inc.

4.3	Deposit Agreement, dated as of May 1, 2006 between Sovereign Bancorp, Inc., Mellon Investor Services LLC and the holders from time to time of the depositary receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3 above).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.
Dated: May 1, 2006	By:	/s/ Thomas R. Brugger
Thomas R. Brugger
Treasurer

EXHIBIT INDEX
1.1	Underwriting Agreement, dated April 26, 2006, among Sovereign Bancorp, Inc., Citigroup Global Markets Inc., Bear Stearns & Co. Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters.

4.1	Statement With Respect to Shares of Sovereign Bancorp, Inc. with respect to Series C Non-Cumulative Perpetual Preferred Stock filed with the Secretary of State of the Commonwealth of Pennsylvania on May 1, 2006.

4.2	Form of certificate representing the Series C Non-Cumulative Perpetual Preferred Stock of Sovereign Bancorp, Inc.

4.3	Deposit Agreement, dated as of May 1, 2006 between Sovereign Bancorp, Inc., Mellon Investor Services LLC and the holders from time to time of the depositary receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3 above).